     As filed with the Securities and Exchange Commission on June __, 1996.
                                                            Registration No. 33-
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.  20549

                             ----------------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933


                             ----------------------
                       YOUTH SERVICES INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

              MARYLAND                                                              52-1715690
(State or other jurisdiction of incorporation or organization)         (I.R.S. Employer Identification No.)

                         2 Park Center Court, Suite 200
                          Owings Mills, Maryland 21117
                                 (410) 356-8600
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                       YOUTH SERVICES INTERNATIONAL, INC.
                 FISCAL YEAR 1997 EMPLOYEE STOCK PURCHASE PLAN
                            (Full title of the plan)

                               WILLIAM P. MOONEY
                            Chief Financial Officer
                       YOUTH SERVICES INTERNATIONAL, INC.
                         2 Park Center Court, Suite 200
                         Owings Mills, Maryland  21117
                                 (410) 356-8600
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                   COPIES TO:
                            JOHN B. FRISCH, ESQUIRE
                              Miles & Stockbridge,
                           a Professional Corporation
                                10 Light Street
                           Baltimore, Maryland  21202
                                 (410) 727-6464


                        CALCULATION OF REGISTRATION FEE

==============================================================================================================================
                                                     Amount         Proposed Maximum    Proposed Maximum
              Title of Securities                     to be          Offering Price        Aggregate           Amount of
               to be Registered                    Registered         Per Share(1)          Offering        Registration Fee
                                                                                            Price(1)
- ------------------------------------------------------------------------------------------------------------------------------
 Common Stock, par value $.01 per share              450,000             $22.50           $10,125,000            $3,494
==============================================================================================================================

(1) Determined pursuant to Rule 457, solely for the purpose of calculating the registration fee.




================================================================================

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

       The following documents filed by the registrant with the Securities and Exchange Commission (the "Commission") are incorporated by reference and made a part hereof:

       (a) The registrant's annual report (as amended) on Form 10-KSB/A for the year ended June 30, 1995;

       (b) The registrant's quarterly report (as amended) on Form 10-Q for the quarter ended September 30, 1995;

       (c) The registrant's quarterly report on Form 10-Q for the quarter ended December 31, 1995;

       (d) The registrant's quarterly report on Form 10-Q for the quarter ended March 31, 1996;

       (e) The registrant's current reports (as amended) on Form 8-K dated July 19, 1995, September 25, 1995, January 10, 1996, January 24, 1996 and April 10, 1996; and

       (f) The description of the registrant's Common Stock contained in the section titled "Description of Capital Stock" included in the preliminary prospectus included as part of the registrant's registration statement on Form SB-2 (Registration No. 33-71958) as filed with the Commission on November 19, 1993 and thereafter amended and incorporated by reference in the registrant's registration statement on Form 8-A filed with the Commission pursuant to
Section 12 of the Securities Exchange Act of 1934 (the "Exchange Act") and any amendment or report filed for the purpose of updating such description.

       All documents subsequently filed by the registrant pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference into this registration statement and to be a part hereof from the date of filing of such documents.

ITEM 4.  DESCRIPTION OF SECURITIES.

       Not applicable.

ITEM 5.  INTEREST OF NAMED EXPERTS AND COUNSEL.

       Not applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

       The Charter and Bylaws of the registrant provide that, inter alia, to the fullest extent permitted by the Maryland General Corporation Law as it may be amended from time to time, current and former directors, officers, employees and agents of the registrant, and those persons who serve or have served, at the registrant's request, as a director, officer, partner, trustee, employee or agent of another entity or enterprise shall be indemnified against any and all liabilities and expenses incurred in connection with their services in such capacities. Other provisions of the Charter and Bylaws of the registrant provide that the registrant shall advance expenses to its officers and directors and other persons to the same extent it shall indemnify such persons.

       Further, the Charter of the registrant provides that, to the fullest extent permitted by the Maryland General Corporation Law as it may be amended from time to time, no director or officer of the registrant shall be liable to the registrant or its stockholders for monetary damages arising out of events occurring at the time such person is serving as a director or officer, regardless of whether such person is a director or officer at the time of a proceeding in which liability is asserted. Under current Maryland law, the effect of this provision is to eliminate the rights of the registrant and its stockholders to recover monetary damages from a director or officer except (i) to the extent that it is proved that the director or officer actually received an improper benefit, or profit in money, property, or services for the amount of the benefit or profit in money, property or services actually received, or
(ii) to the extent that a judgment or other final adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person's action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. In situations to which the Charter provision applies, the remedies available to the registrant or a stockholder are limited to equitable remedies such as injunction or rescission.

       The registrant currently maintains director and officer liability insurance coverage for officers and directors.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

       Not applicable.

ITEM 8.  EXHIBITS.

                                  EXHIBIT NO.                                          DESCRIPTION OF EXHIBIT
                                  -----------                                          ----------------------
                                  4.1                               The Youth Services International, Inc. Fiscal Year 1997
                                                                    Employee Stock Purchase Plan.

                                  4.2                               Articles of Incorporation of the registrant, as amended
                                                                    (Incorporated herein by reference to Exhibit 3.1 to the
                                                                    registrant's registration statement on Form SB-2 (Reg. No.
                                                                    33-71958) filed with the Commission on November 18, 1993,
                                                                    as amended).

                                  4.3                               Bylaws of the registrant, as amended (Incorporated herein
                                                                    by reference to Exhibit 3.2 to the registrant's
                                                                    registration statement on Form SB-2 (Reg. No. 33-71958)
                                                                    filed with the Commission on November 18, 1993, as
                                                                    amended).

                                  5                                 Opinion of Miles & Stockbridge, a Professional Corporation.

                                  23.1                              Consent of Arthur Andersen LLP

                                  23.2                              Consent of Miles & Stockbridge, a Professional Corporation
                                                                    (included in Exhibit 5 hereof).

                                  24                                Power of Attorney.

ITEM 9.  UNDERTAKINGS.

       (a)    The undersigned registrant hereby undertakes:

              (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                         (i)       to include any prospectus required by
                                   Section 10(a)(3) of the Securities Act of
                                   1933;

                        (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

                       (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

       provided, however, that subparagraphs (1)(i) and (1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to
Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

              (2) that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

              (3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

       (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

       (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baltimore, State of Maryland on June 28, 1996.

                             YOUTH SERVICES INTERNATIONAL,
                             INC.



                             By:            *
                                ----------------------------
                                W. James Hindman,
                                Chairman of the Board and
                                Chief Executive Officer

       Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

                 SIGNATURE                          TITLE                               DATE
                 ---------                          -----                               ----
    *                                           Chairman of the Board and Chief         June 28, 1996
- -------------------------                       Executive Officer
W. James Hindman


    *                                           Vice Chairman of the Board and          June 28, 1996
- -------------------------                       President
Henry D. Felton


    *                                           Chief Financial Officer, Senior         June 28, 1996
- -------------------------                       Vice President-Finance and
William P. Mooney                               Treasurer


    *                                           Director                                June 28, 1996
- -------------------------
J. Donald Black


    *                                           Director                                June 28, 1996
- --------------------------
Jeffrey D. Davis


    *                                           Director                                June 28, 1996
- -------------------------
Mayer Kanter


    *                                           Director                                June 28, 1996
- -------------------------
George M. Ferris, Jr.

    *                                           Director                                June 28, 1996
- -------------------------
Cynthia K. Hindman, M.D.


    *
- -------------------------
Miles G. Harrison, Jr., M.D.                    Director                                June 28, 1996


    *                                           Director                                June 28, 1996
- -------------------------
Martin V. Marshall


    *                                           Director                                June 28, 1996
- -------------------------
Jacques T. Schlenger


*By:
       -------------------------
       William P. Mooney
       Attorney-in-Fact**


** By authority of the Power of Attorney filed with this Registration Statement on Form S-8.

                               INDEX TO EXHIBITS

Exhibit
Number                                                                 Description
- -------                                                                -----------
4.1                                        The Youth Services International, Inc. Fiscal Year 1997 Employee
                                           Stock Purchase Plan.

5                                          Opinion of Miles & Stockbridge, a Professional Corporation.

23.1                                       Consent of Arthur Andersen LLP.

23.2                                       Consent of Miles & Stockbridge, a Professional Corporation (included in Exhibit 5 hereof).

24                                         Power of Attorney.